Agreement to Cancel the Contract of Lease of Property

(As approved by the Board of Directors of China Health Resource, Inc.

with effect from December 15, 2008)

Contract of Lease of Property

On June 29, 2007, a Contract of Lease of Property was entered into between Mr. Xiao Jian Lian and China Health Resource, Inc. (“Lease Agreement”).

Mr. Xiao Jian Lian

ID Number: 51010219640604611X.

Address: 9A-201, Long Xi Yuan, No. 12, Xin Xi Wang Road, Wu Hou Qu, Chengdu, Sichuan Province, P.R. China 610000

China Health Resource, Inc. (“CHRI”)

Address: 343 Sui Zhou Zhong Road, Suining City, Sichuan Province, P.R. China

Whereas, Mr. Xiao Jian Lian has failed to perform his obligations under the above Lease Agreement;

For and in consideration, the receipt and sufficiency of which is hereby acknowledged, Mr. Xiao Jian Lian and CHRI hereby agree to as follows:

1. The Contract of Lease of Property, dated June 29, 2007, is hereby terminated and canceled.

2. The 2,000 shares of Class B Common Stock issued by CHRI to Mr. Xiao Jian Lian under the above Contract of Lease of Property are hereby withdrawn and canceled.

Date: December 1, 2008

/s/ Wang, Jiayin	/s/ Lian, Xiao Jian
By: Wang, Jiayin	By: Lian, Xiao Jian

China Health Resource, Inc.

President & Director